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                            SCHEDULE 14A INFORMATION
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                                (Amendment No.   )

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                               COMSAT CORPORATION
                (Name of Registrant as Specified In Its Charter)

                PROVIDENCE CAPITAL, INC./WYSER-PRATTE & CO., INC
                   (Name of Person(s) Filing Proxy Statement)

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News Release                                          MacKenzie Partners, Inc.
                                                      156 Fifth Avenue
CONTACT:                                              New York, NY 10001
--------                                              212 929-5500
Stanley J. Kay, Jr.                                   FAX 212 929-0308
MacKenzie Partners, Inc.
(212) 929-5940


NEW YORK, NEW YORK, April 22, 1997 --- In light of yesterday's announcement of the decision by the Board of Directors of COMSAT Corporation (NYSE:CQ) to schedule the Company's annual meeting for Friday, August 15, 1997, Providence Capital, Inc. and Wyser-Pratte & Co., Inc. announced today that they would withdraw their solicitation for consents to hold a special meeting of the Company's shareholders.

Previously, COMSAT had indefinitely postponed its annual meeting for the election of directors from its original date of May 16.

Herbert A. Denton, President of Providence Capital, Inc. and Guy P. Wyser-Pratte, President of Wyser-Pratte & Company, Inc. said, "We very much look forward to participating at the August 15 meeting of shareholders. We are delighted that the present Board of COMSAT has decided to allow the shareholders of COMSAT the opportunity to exercise their fundamental right to determine the future direction of the Company by electing directors at the annual meeting."

"We are disappointed, however," they continued, "that COMSAT's Board has not adopted a 'one share, one vote policy.'" The present Board of COMSAT continues to leave in place limitations on the voting rights of holders of more than 5% of the Company's shares."

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